AMENDED AND RESTATED NONEXCLUSIVE SERVICING
                          AND INDEMNIFICATION AGREEMENT

         This AMENDED AND RESTATED NONEXCLUSIVE SERVICING AND INDEMNIFICATION AGREEMENT (the "Agreement"), dated June 14, 2002, is by and between County Bank, a Delaware banking corporation (the "Lender"), with its principal office at 4299 Highway One, Rehoboth Beach, Delaware 19971, and Dollar Financial Group, Inc., a corporation organized and existing under the laws of the State of New York, with its principal office at 1436 Lancaster Avenue, Berwyn, Pennsylvania 19312-1288 (the "Servicer").
                                    RECITALS
         WHEREAS, The parties previously entered into a Nonexclusive Servicing and Indemnification Agreement dated as of June 10, 2002; and
         WHEREAS, The parties desire to amend and restate their agreement in its entirety, with retroactive effect to June 10, 2002; and
         WHEREAS, Servicer has the established capability to provide loan marketing, processing, servicing, administrative, collection and related services; and
         WHEREAS, Servicer has an established business presence and customer base in the markets in which it operates; and WHEREAS, Lender desires to make the short term loans for personal, family or household purposes to consumers referred to it by Servicer(each a "Loan and collectively "Loans"); and
         WHEREAS, Lender has an established program for the making of Loans; and WHEREAS, Lender wishes to obtain from Servicer marketing, processing, servicing, administrative, collection and related services upon the terms and conditions hereinafter set forth; and
         WHEREAS, Lender and Servicer have entered into the [****] and a backup servicing agreement for their mutual benefit;
        NOW THEREFORE, in consideration for the mutual covenants, agreements and promises herein contained, IT IS HEREBY AGREED BY
THE PARTIES HERETO AS FOLLOWS:
                                   Article I
                                   DEFINITIONS
Section 1.01 Definitions. Unless otherwise defined herein, terms herein shall have the following meanings:
-----------------------------
(a)      "Borrower" means the debtor on any Loan.
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


(b) "Business Day" means any day on which Lender is open to the general public for the conduct of the general business of banking.
(c) "[****] Bonus" has the meaning ascribed to it in Section 2.04(a)of this Agreement.
(d) "Disbursement Account" has the meaning ascribed to it in Section 2.06(b) of this Agreement.
(e) "Effective Date" has the meaning ascribed to it in Section 4.05 of the Agreement.
(f) "[****] Bonus" has the meaning ascribed to it in Section 2.03(j)of this Agreement.
(g) "Finance Charge(s)" means the finance charge, exclusive of other costs, penalties and charges, which is charged to a Borrower in connection with a Loan.
(h) "[****] Account" has the meaning ascribed to it in Section 2.03(c) of this Agreement.
(i) "Lender's Money Market Rate" means an amount equal to the amount paid by Lender on sums held in its standard money market account, available to the general public.
(j) "[****]" means the agreement of the same title by and between Lender and Servicer of even date, which is attached as Exhibit B hereto and which is deemed to be a part of this Agreement.
(k)      "Loan" has the meaning ascribed to it in the third recital above.
(l) "Loan Documents" means all documents and instruments evidencing the Loans, including, but not limited to, the application and any disclosures made in connection with the application or the Loan.
(m) "NSF Fees" means fees charged to a Borrower in connection with any payment item dishonored and returned to Servicer or Lender for reason of insufficient funds in the account drawn upon.
(n) "Operating Account" has the meaning ascribed to it in Section 2.01(e)of this Agreement.
(o)      [****].
(p) "Servicer's Compensation" has the meaning ascribed to it in Section 2.02(a) of this Agreement.
(q) "Servicing Fee" has the meaning ascribed to it in Section 2.02(a) of this Agreement.
(r) "Servicing Month" means a period from and including the 11th calendar day of any month through and including the 10th calendar day of the succeeding month.


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

(s) "Software License" means the Non-Exclusive License by and between Lender and Servicer to be hereafter entered into by the parties as set forth in Section 3.04(c).
(t) "Survival Date" means the date one year from the termination of this Agreement.
                                   Article II
                          SERVICING AND ADMINISTRATION
                      Section 2.01 Duties of the Servicer.
                    ----------------------------------------
(a) Servicer agrees to market, process, service, administer and collect Loans in accordance with Lender's written Loan policies and procedures. In addition, to the extent not otherwise provided by such written Loan policies and procedures or this Agreement, Servicer agrees to market, process, service, administer and collect Loans in accordance with [****], exactly in the form attached hereto as Exhibit A, except that the number and terms of Loan refinancing shall be governed by [****]. Servicer agrees to perform all of its activities for or on behalf of Lender contemplated by this Agreement in a fiduciary capacity. Servicer may, without being relieved of any of its obligations hereunder, delegate any of its duties hereunder to a direct or indirect subsidiary of Servicer. In addition, Servicer shall cause each direct and indirect subsidiary of Servicer to perform the duties and obligations of Servicer under this Agreement, including without limitation the indemnification obligations of Servicer.
(b) [****].
(c) Pursuant to credit granting standards, policies and procedures adopted by Lender and provided to Servicer, all applications for Loans shall be processed by Servicer for Lender, as described hereunder. Servicer shall accept all applications from customers for transmission to Lender. Servicer shall advise Lender of its belief as to whether or not an application is complete, as required under Lender's credit granting standards. The application, as well as Servicer's preliminary assessment of completeness, shall be communicated electronically by Servicer to Lender by any means acceptable to Lender.
(d) Pursuant to policies and procedures adopted by Lender and provided to Servicer, Servicer shall market the Loans on behalf of Lender, as described hereunder. Servicer shall undertake, through such means as it reasonably deems necessary and advisable and at its own expense, to make the public aware of the availability of the Loans and the pertinent aspects thereof. Notwithstanding the above, Servicer agrees that it shall not market Loans in any manner or by any media directed to [****]. All marketing or solicitation materials, including commercials or advertisements for use in both broadcast and print media, signage and the like, in which Lender's name or trade names shall be used in conjunction with the Loans, shall be submitted to and approved by Lender prior to use of such marketing or solicitation materials; Servicer's submission to Lender shall include a statement of the proposed geographic distribution of such materials. Lender agrees not unreasonably to withhold or delay such approval; such approval shall be deemed to have been granted if Lender retains any such materials without objection for five (5) Business Days following receipt thereof by Lender, and any objection by Lender shall set forth with particularity the basis of Lender's refusal to approve such material along with Lender's requests for changes to such material in order to render it compliant with Lender's requirements. Servicer shall ensure that all such marketing and administrative


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

efforts shall be in full compliance with applicable law and applicable policies of Lender. In connection with its marketing and administrative activities, Servicer shall make available to potential customers all such forms and documents as are necessary to make application for a Loan, in such form and manner as are prescribed under the policies and procedures adopted by Lender.
(e) Pursuant to policies and procedures adopted by Lender and provided to Servicer, all Loans shall be serviced by Servicer for Lender, as described hereunder. Servicer shall open one or more deposit accounts (collectively, the "Operating Account") with Lender (or one or more other financial institutions reasonably acceptable to Lender and in Lender's name and for which all periodic statements are to be mailed directly to Lender), into which all payments on the Loans are to be deposited. Servicer shall receive or deposit into the Operating Account all amounts as the same are paid in connection with or arising out of the Loans and Loan Documents whether as principal, interest, fees or otherwise and on a daily basis shall transfer to Lender from the Operating Account such amounts as are due in accordance with this Agreement.
(f) Pursuant to policies and procedures adopted by Lender and provided to Servicer, Servicer shall provide administrative services with respect to the Loans on behalf of Lender, as described hereunder. Servicer shall retain possession of all Loan Documents, which shall remain the sole property of Lender, on behalf of Lender or as directed by Lender. True and complete copies of all Loan Documents shall be delivered by Servicer to Lender promptly on request of Lender at Servicer's expense. Servicer shall keep full and complete records and accounts of all transactions with respect to the Loans, including, but not limited to, disbursements from and payments into the Operating Account and all collections received on account of the Loans. At Lender's request, Servicer shall provide to Lender all information in connection with the disbursements of Loan proceeds, the receipt of Loan payments, and such other information maintained by Servicer pursuant to this Agreement as Lender may request. In addition, Servicer shall maintain all such other administrative and record-keeping services as are necessary to carry out the purposes of this Agreement and as are prescribed under the policies and procedures adopted by the Lender.
(g) In the event a Borrower fails to pay any sums in accordance with the terms of a Loan and the Loan Documents, Servicer, as servicer of the Loans, shall attempt to collect such sums in Lender's name in accordance with Lender's written collection policy and procedures, unless Lender has determined to have collections conducted by a third party. All amounts collected shall be held by Servicer as fiduciary for Lender. Should Lender enter into one or more agreements with debt collection agencies for the collection of delinquent Loans, Servicer shall cooperate with Lender and such debt collection agencies to effect the prompt collection of such delinquent Loans.
(h) Servicer, on behalf of Lender and in Lender's name, place and stead, as servicer of the Loans, [****], may institute such arbitration proceedings as are authorized by the Loan Documents and Lender's collection policy and procedures and reasonably deemed by Servicer to be necessary or appropriate to collect the


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

Loans, to enforce the Loan Documents and to protect the rights of Lender. Lender agrees reasonably to cooperate with Servicer in such collection and enforcement proceedings; provided, however, [****].
(i) Upon any failure to meet the condition imposed by Section 2.08 of this Agreement, Lender may immediately terminate its obligation to fund new Loans pursuant to this Agreement and shall provide prompt notice of such termination to Servicer. Servicer shall continue to service all outstanding Loans as provided in this Agreement and, when all such Loans have been repaid or charged off, upon request of Lender, forward all Loan Documents relating to such Loans in its possession to Lender. Lender agrees that upon delivery of such Loan Documents to Lender or Lender's designee, Servicer shall be released from and have no further rights or duties with regard to the servicing of such Loans pursuant to this Section 2.01 of this Agreement.
(j) Lender shall not be liable for any error of judgment by Servicer or for any action taken or omitted to be taken by Servicer in connection with the services provided by Servicer under this Agreement.
(k) Lender authorizes Servicer to use the name and trade names of Lender in connection with the performance of its duties under this Agreement and in the marketing of the Loans. Lender acknowledges that Servicer may use the CASH 'TIL PAYDAY(R) mark in connection with the marketing of Loans and that Servicer may also use such mark in connection with the marketing extensions of credit by Servicer and third parties. As a condition of use of such mark, Servicer has delivered to Lender [****], receipt and acceptance of which [****] are hereby acknowledged.
(l) Servicer, when performing its duties hereunder, shall be acting as a fiduciary for and on account of the interests of Lender.

                           Section 2.02 Compensation.
(a) As sole compensation for its activities under this Agreement, Servicer shall receive the Servicing Fee, the [****] Bonus and the [****] Bonus, calculated in accordance with the terms and conditions of this Agreement (the "Servicer's Compensation"). Servicer's servicing fee shall equal the sum of (i) [****] and
(ii) all [****] (together, the "Servicing Fee") and shall be remitted to Servicer on a daily basis.
(b) Except as otherwise specifically agreed to in writing by the parties hereto, Servicer shall pay all expenses incurred in connection with its activities hereunder, including any fees or expense reimbursement payable to any subcontractor or subservicer under any agreement entered into by Servicer, and shall not be entitled hereunder to any payment or reimbursement therefor other than the Servicer's Compensation.
(c) Lender shall generate a report of payments due to Servicer within five (5) Business Days of the last Business Day of each Servicing Month and shall submit such report electronically, via e-mail, facsimile, or similar means, to Servicer. Servicer shall review such report and shall notify Lender, electronically or in writing, of its agreement with the accuracy of the contents of such report or its disagreement thereto. Lender and Servicer shall make all reasonable efforts to resolve any disagreement as to the accuracy of the


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

contents of the report of payments due to Servicer. The resolution of any such disagreement shall not be a condition of Lender's obligation to pay the undisputed amounts due Servicer hereunder.
(d) Payment of the Servicing Fee and all other sums due Servicer shall be made on the due date thereof by credit of immediately available funds to a deposit account of Servicer maintained with Lender.
(e) Notwithstanding any contrary provision of this Agreement, any Borrower introduced by Servicer who is identified by Servicer as being entitled to an "Account Credit" (as defined in the Stipulation of Settlement dated December 28, 1999, as amended by the Corrigenda dated May 30, 2000, in a certain action in the United States District Court for the Central District of California entitled Phanco v. Dollar Financial Group, Inc., Docket No. CV 99-01281 GHK [RZx]), shall be entitled to receive such Account Credit by a direct payment from Servicer to the Borrower. There shall be no adjustment to Servicer's compensation hereunder as a result of any such payment made by Servicer, nor shall there be any reduction of the Finance Charge received by Lender as a result of any such payment.

                 Section 2.03 [****] and ExpenseReimbursement.
(a) [****].
(b) Servicer's liability [****], shall be limited to [****].
(c) [****].
(d) Servicer hereby grants Lender a security interest in the [****], including any interest that accrues thereon, as security for [****]. In connection with the foregoing grant, Servicer acknowledges that Lender shall be deemed to have control of, and a perfected security interest in, the [****] pursuant to Sections 9-314(a) and 9-104 of the Delaware Uniform Commercial Code.
(e) [****].
(f) Lender shall properly document all amounts [****] and provide copies thereof to Servicer within five (5) Business Days of the last day of each month.
(g) [****].
(h) [****].
(i) [****].
(j) [****] Lender shall, on a monthly basis, release to Servicer all amounts [****] as determined on the 25th day of each month, [****] (as so computed, the "[****] Bonus"), which payment shall be made by the fifth (5th) Business Day of the following month.
(k) [****].
(l) The [****] obligation provided hereunder shall be indefinite in term and shall survive the termination of this Agreement pursuant to Article IV hereof.

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

                           Section 2.04 [****]Bonus.
(a) In respect of any Servicing Month, Servicer's "[****]Bonus" shall be an amount equal to [****].
(b) Notwithstanding that such [****]Bonus shall be fully earned, Lender may elect to defer payment of a portion of such earned and accrued [****]Bonus in respect of any Servicing Month so that, after giving effect to such deferral, the cumulative deferred [****] Bonus equals [****]. To the extent not so deferred by Lender, Lender shall pay the [****] Bonus to Servicer on the fifth Business Day of the following Servicing Month. The obligation of Lender to make such payment shall survive the termination of this Agreement for any reason, and Lender may continue to defer payment to Servicer to the extent herein provided notwithstanding any termination of this Agreement for any reason.
(c) Notwithstanding anything herein to the contrary, any amount deferred by Lender and not paid to Servicer pursuant to Section 2.04(b) shall be held by Lender [****].


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

(d) The deferred portion of the [****] Bonus shall bear interest at Lender's Money Market Rate, compounded monthly, but shall not be deemed a bank deposit for any purpose.
(e) It shall be a condition to Lender's obligation to enter into and fund any Loan that, as of the last Business Day of the prior Servicing Month, [****]. In the event that the condition set forth in the preceding sentence is not satisfied, then Servicer, at its sole election, may [****] cause the condition to be satisfied; [****]. [****]. Nothing contained in this Section 2.04 shall be deemed, regardless of the collection performance of the Loan portfolio: (i) to require Servicer to make any payment to Lender nor (ii) to permit Lender to apply the unpaid portion of the [****] Bonus to any prior credit losses.
(f) Lender may, in its reasonable discretion, and on reasonable notice to Servicer, increase or decrease the percentage set forth in paragraphs (b) and
(e) of this Section 2.04 based on its analysis of [****].

                         Section 2.05 Duties of Lender.
(a) Lender shall timely make all payments to Servicer required under this Agreement subject to the terms and conditions hereof.
(b) Lender shall provide to Servicer such information as is reasonably necessary for Servicer to perform its duties hereunder.
(c) Lender, in its sole discretion, shall determine all of the conditions, terms, services and features offered to Borrowers, including, but not limited to, Finance Charge rate and other charges, credit limits, credit standards, collection procedures and asset quality of the Loans, and shall communicate same to Servicer. Copies of Lender's policies and procedures governing the Loans and documents evidencing the conditions, terms services and features offered to Borrowers, including sample Loan Documents, have been provided to Servicer and will be updated and amended by Lender, as necessary and appropriate.
(d) During the term of this Agreement and any renewal term or terms of this Agreement, Lender shall make Loans to Borrowers referred by Servicer which meet Lender's credit standards for approval of such Loans and conform to Lender's criteria and terms for Loans, subject to terms and conditions of this Agreement, including, but not limited to, the conditions imposed under Section 2.08 of this Agreement. Lender has provided to Servicer the criteria and terms of the Loans acceptable to Lender, which Lender may amend in its sole discretion at any time and from time to time.

                  Section 2.06 Approval and Funding of Loans.
(a) Lender shall, whether or not an application forwarded by Servicer conforms in any respect with Lender's credit standards, review each application for a Loan forwarded by Servicer electronically and advise Servicer of its decision to approve or reject the application within [****] of receiving the application; provided, however that Lender shall not be responsible for any delay in rendering or communicating to Servicer its decision to approve or reject an application by reason of any technological delay or failure, including but not limited to any connectivity or transmission delay or failure, or any software performance failure, and subject to the provisions of Section 6.11 of this Agreement. Lender's review shall include such provisions for compliance with the requirements of the Office of Foreign Assets Control of the U.S. Department of the Treasury as Lender from time to time deems necessary.
(b) Upon approval of an application by Lender, Lender shall advance the entire proceeds of the Loan, via ACH directly to the checking account of the Borrower for ACH credit to the Borrower's account or at the option of the Servicer and with Lender's reasonable consent, from a dedicated disbursement account to be maintained in Lender's name at Lender (the "Disbursement Account") for disbursement by check, [****], or other means acceptable to Lender and Servicer. Only Lender's (and none of Servicer's) funds shall be deposited or maintained in any Disbursement Account. [****].
(c) [****].
(d) Servicer shall, on behalf of Lender, deliver an adverse action notice to all rejected applicants for Loans as required by law and the policies and procedures of Lender.
(e) Servicer agrees that Servicer's employees shall be ineligible for Loans from Lender.
(f) Notwithstanding eligibility under Lender's criteria otherwise applicable, to the extent that the parties may lawfully employ such information, Lender shall not knowingly extend a Loan to any person determined by Servicer to have an unpaid or defaulted loan outstanding with any other financial institution (including Servicer and its subsidiaries and affiliates) for whom Servicer has previously originated consumer loans. Servicer shall forthwith and from time to time advise Lender of the identities of all such persons, to the extent that it may lawfully do so. [****].

                     Section 2.07 Receipts and Collections.


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(a)  Servicer,  as servicer  of the Loans,  shall  receive and deposit  into the
Operating Account all amounts as the same are paid in connection with or arising out of the Loans and the Loan Documents, whether as principal, finance charges, fees, or otherwise, and on a daily basis shall remit to Lender all such sums.
(b) Lender shall, upon receipt of the amounts remitted, make such payments into the [****] Account as are required pursuant to Section 2.03(f).
(c) Lender and Servicer agree that all payments received on current Loans shall be applied first to Finance Charges, then to NSF Fees and then to principal, and on delinquent Loans (more than five [5] days past due in payment) first to principal, then to Finance Charges and then to NSF Fees.

         Section 2.08 Lender's Performance Made Expressly Conditional.
It shall be a condition to Lender's duty to make any Loan under this Agreement that, after giving effect to such Loan, Lender's aggregate retained interest in Loans referred by Servicer shall not exceed [****]. The parties acknowledge that, as of the date of this Agreement, the application of the foregoing formula results in a limitation of Lender's obligation to an aggregate retained interest of not more than [****]. Lender shall forthwith give notice to Servicer of any change of more than [****] in such limitation.

                Section 2.09 Compliance with Law and Regulation.
(a) The performance of each of the parties under this Agreement is subject to all applicable laws and regulations and each party hereby covenants to comply with all applicable laws and regulations and the lawful and reasonable actions or requests of duly authorized state and federal regulatory authorities in connection with the matters contemplated by this Agreement. If either party becomes aware of any change in a law or regulation affecting the performance of obligations by any party under this Agreement, it shall promptly thereafter provide written notice of the same to the other, provided that the failure to provide such notice shall not relieve any party of its obligation to comply with applicable laws and regulations as they may change from time to time. Lender shall have sole authority to determine the manner and content of any communication made to any bank regulatory authority. Nothing in this Agreement shall be construed as compelling either party to act in violation of applicable laws or regulations.
(b) During the term of this Agreement, upon reasonable notice to Servicer and at the request of Lender or any federal or state agency having supervisory authority over Lender, Servicer shall make available for review and examination by Lender, its auditors and regulatory agency authorities, its premises, facilities, staff and such books and records of Servicer relating to the Loan as Lender, its auditors or its regulators may reasonably request for purposes of Lender's, its auditors' or such agency's financial accounting or regulatory examination purposes. Any such review, inspection or examination shall take place during Servicer's normal business hours. Lender shall have the right, at least annually during the term of this Agreement, [****], to conduct audits and/or compliance reviews of the services provided hereunder, and the records generated thereunder, including, but not limited to, on-site examinations or audits at any location at or through which Servicer, directly or indirectly, performs any activity contemplated by this Agreement; provided that such audits and reviews shall be conducted during normal business hours in a manner which does not unreasonably interfere with Servicer's normal business operations. Upon termination of this Agreement Servicer, at its sole cost and expense, shall deliver to Lender the originals or copies of all Loan Documents and Borrower records in its possession in forms reasonably acceptable to Lender and shall purge all Borrower information from its records and systems.

                         Section 2.10 Confidentiality.
(a) Servicer acknowledges that Borrowers referred by Servicer to Lender for Loans are customers of Lender. Servicer agrees that it will neither (i) utilize for its own purposes any nonpublic personal information provided by Borrowers or other applicants for Loans from Lender or obtained by Servicer in connection with servicing of such Loans or in connection with a solicitation by Servicer or a third party with respect to such Loans or any other solicitation for any product or service offered by Servicer or others, nor (ii) divulge such information, except in accordance with applicable law or regulation and as necessary to properly perform its obligations as marketer, servicer, processor and collector of Loans pursuant to this Agreement, the names or other identification information regarding the Borrowers to others except in accordance with Lender's Privacy Policy. These restrictions shall apply during the term and after termination of this Agreement. On termination of this Agreement, Servicer shall promptly deliver to Lender all Borrowers' and "consumer" information with regard to the Loans then in the possession of the Servicer and shall not maintain a copy thereof in any form or for any purpose. (A "consumer" is an individual who has applied for a Loan from Lender, whether or not such Loan was approved by Lender, as well as a person whose Loan has been repaid or became delinquent and who is not then currently a Borrower.) Servicer shall also purge its computer records and systems of all Borrower and consumer information upon termination of this Agreement and, on request of Lender provide a certification, signed by a duly authorized officer or agent of Servicer, that no Borrower or consumer information has been retained by Servicer for purposes other than as contemplated by this Agreement and that the falsity of such certification or improper use of such information may involve the violation of federal and state privacy law and expose Servicer and Lender to civil and criminal liability.
(b) Servicer acknowledges that Lender's Privacy Policy provides that nonpublic personal information regarding Borrowers and consumers will not be provided to third parties except as necessary to service, administer, process and enforce a transaction a consumer or Borrower requests or authorizes. Servicer, in consultation with Lender, shall implement an effective security program to protect the Lender's Borrower and consumer information and its own consumer and Borrower information systems so as to ensure that the Lender does not violate that Privacy Policy and applicable law.
(c) Notwithstanding the above, Lender recognizes that Servicer has an interest in information relating to customers of Lender generated through the efforts of Servicer, including lists thereof, and Lender therefore agrees that any use of such information for purposes other than the servicing, refinancing or workout of existing loans, either by the Lender or a third party to whom Lender may communicate such information, may occur upon consent of Lender evidenced in writing, which consent shall not be unreasonably withheld by either party

                        Section 2.11 Opinion of Counsel.
Should Servicer desire to refer Loans to Lender through retail locations, Servicer shall obtain an opinion of counsel, licensed to practice in [****] and on which Lender may rely, that [****].

                                  Article III
                         REPRESENTATIONS AND WARRANTIES

          Section 3.01 Representations and Warranties of the Servicer.
Servicer hereby makes the following representations and warranties:
(a) Organization and Good Standing. Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has full power, authority and the legal right to own its properties and conduct its business as now conducted, and to execute, deliver and perform its obligations under this Agreement.
(b) Due Qualification. Servicer (i) is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where such qualification is necessary in order to perform its duties hereunder, (ii) has all licenses and approvals as required under federal and state law that are necessary to conduct its business as now being conducted and to perform its duties hereunder, (iii) is in compliance with its organizational documents, and
(iv) is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Loan and to collect and service the Loan in accordance with the terms of this Agreement.
(c) Due Authorization. The execution, delivery and performance of this Agreement by Servicer have been duly and validly authorized by all necessary corporate action on its part and do not and will not contravene any provision of its articles of association or bylaws.
(d) Binding Obligation. This Agreement constitutes the legal, valid and binding obligation of Servicer, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency or other similar laws affecting creditors' rights generally and to general principles of equity (whether considered in a proceeding in equity or at law).
(e) All Consents Required. All approvals, authorizations, consents, orders, licenses or other actions of all persons or of any governmental authority required in connection with the execution and delivery by Servicer of this Agreement, the performance by Servicer of the transactions contemplated by this Agreement and the fulfillment by Servicer of the terms hereof have been obtained and are in full force and effect.
(f) No Conflicts. Neither the execution and delivery of this Agreement, the servicing of the Loans by Servicer, or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of Servicer's certificate of incorporation or bylaws or any legal restriction or any agreement or instrument to which Servicer is now a party of by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which Servicer or its property is subject, or impair the ability of Lender to realize on the Loans, or impair the value of the Loans.
(g) No Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the knowledge of Servicer's management, threatened against Servicer which: (i) either in any one instance or in the aggregate, may result in (A) any material adverse change in the business, operations, financial condition, properties or assets of Servicer, (B) any material impairment of the right or ability of Servicer to carry on its business substantially as now conducted, or (C) any material liability on the part of Servicer, (ii) would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of Servicer contemplated herein, or
(iii) would be likely to impair materially the ability of Servicer to perform under the terms of this Agreement.
(h) Collection Practices. The collection practices with respect to the Loans have been and are in accordance with all applicable laws and regulations in all material respects.
(i) No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement by Servicer or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a fact necessary in order to make the statement contained herein or therein not misleading.
(j) No Default. Neither Servicer nor any of its subsidiaries is in material default under any agreement, contract, instrument or indenture of any nature whatsoever to which Servicer or any of its subsidiaries is a party or by which it is bound, nor has any event occurred which with notice or lapse of time or both would constitute a material default under any such agreement, contract, instrument or indenture and which default would have a material adverse effect on its ability to perform its obligations under this Agreement.
(k) Absence of Material Adverse Change. There has been no change in the business, operations, financial condition, properties or assets of Servicer since March 31, 2002 which would have a material adverse effect on its ability to perform its obligations under this Agreement.
(l) Delinquencies. Servicer has delivered to Lender information as to the delinquency experience for the twelve months preceding the Effective Date with respect to consumer loans originated by Servicer during such period.

             Section 3.02 Representations and Warranties of Lender.
Lender hereby makes the following representations and warranties:
(a) Organization and Good Standing. Lender is a Delaware banking corporation organized, validly existing and in good standing under the laws of the State of Delaware and has full power, authority and the legal right to own its properties and conduct its business as now conducted, and to execute, deliver and perform its obligations under this Servicing Agreement.
(b) Due Qualification. Lender has obtained all licenses and approvals as required under federal and state law that are necessary to perform its duties hereunder and is in compliance with its organizational documents.
(c) Due Authorization. The execution, delivery and performance of this Agreement by Lender has been duly authorized by all necessary corporate action on its part and do not and will not contravene any provision of its articles of association or bylaws.
(d) Binding Obligation. This Agreement constitutes the legal, valid and binding obligation of Lender, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency or other similar laws affecting creditors' rights generally and to general principles of equity (whether considered in a proceeding in equity or at law).
(e) No Conflict. The execution and delivery of this Agreement by Lender, the performance by Lender of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to Lender do not and will not conflict in any material respect with, violate, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, any requirement of law applicable to Lender or any indenture, contract, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it or any of its properties is bound.
(f) All Consents Required. All approvals, authorizations, consents, orders, licenses or other actions of all persons or of any governmental authority required in connection with the execution and delivery by Lender of this Agreement, the performance by Lender of the transactions contemplated by this Agreement and the fulfillment by Lender of the terms hereof have been obtained and are in full force and effect.

                  Section 3.03 Further Assurances of Servicer.
                ------------------------------------------------
(a) Servicer shall provide such assurances of financial ability to perform under this Agreement, including, but not limited to, performance under Section 2.03 and Section 2.04 of this Agreement and under the [****], as Lender may from time to time reasonably request in writing. If Lender, in its sole discretion, determines that Servicer has failed to provide adequate assurance under this subparagraph, Lender may require that Servicer provide such assurance through the acquisition of a third party guarantee of Servicer's performance, including, but not limited to, the acquisition of insurance or a standby letter of credit for the benefit of Lender, or Lender may exercise its rights to terminate this Agreement pursuant to Section 4.02 of this Agreement. Lender acknowledges that Servicer's present resources, as disclosed in Servicer's Form 10-Q filed with the Securities and Exchange Commission in respect of the quarter ending December 31, 2001, are sufficient for the purposes of the foregoing assurances and that, absent a material adverse change in Servicer's financial condition from that disclosed as of December 31, 2001, no further assurances shall be required by Lender.

(b) Servicer shall provide Lender, on an annual basis, accountant prepared financial statements, including company balance sheet and income statement, in a form acceptable to Lender within 15 business days following the receipt thereof by Servicer.

                         Section 3.04 Mutual Covenants.
From and after the Closing Date until this Agreement is terminated the parties hereto mutually covenant and agree to the following:
(a) Protection of Rights. Neither party shall take any action, or omit to take any action, which would materially impair the rights of each other party under this Agreement or the ability of each other party to fulfill its obligations under this Agreement.
(b) Cooperation. Each party shall cooperate fully with each other party and provide each other party with all reasonable assistance with respect to any transactions, promises and performances contemplated herein.
(c) Negotiation of Software License. The parties shall hereafter negotiate in good faith with respect to the Software License (and related data processing services agreement) and shall use their respective best efforts to enter into the Software License (and related data processing services agreement) not later than June 21, 2002. In the event that no such Software License and related services agreement shall have been entered into by such date, either party may thereupon elect to terminate this Agreement on five (5) days' notice.
(d) Roles of Parties. Servicer and Lender each acknowledge and agree that it is the intention of the parties that Lender is the sole lender of the Loans. Servicer agrees, for the benefit of the Lender and its transferees of, and participants in, the Loans, that Servicer shall not assert that Servicer is the lender or that Lender is not the lender for purposes of the Loans in connection with any litigation, regulatory purpose or any other purpose.

                          Section 3.05 Survival Date.
The representations, warranties, assurances and covenants of this Article III of the Agreement shall survive until the Survival Date, and thereafter neither party may claim any loss in relation to a breach thereof. No claim based on any breach of any representation or warranty shall be valid or made unless written notice with respect thereto is given to the other party to this Agreement in accordance with this Agreement on or before Survival Date.

                                   Article IV
                           TERMINATION/EFFECTIVE DATE

                           Section 4.01 Termination.
Notwithstanding anything herein, to the contrary, either Lender or Servicer may terminate this Agreement upon [****].

                      Section 4.02 Termination With Cause.
Either Lender or Servicer may terminate this Agreement on the material breach by the other of the terms hereof if the nonbreaching party gives the breaching party written notice of and describing the breach and the breaching party fails to cure such breach within thirty (30) days after the notice is sent. Servicer's failure to provide adequate assurance of financial ability to perform under
Section 3.03(a) of this Agreement shall constitute a material breach for the purpose of this Section.

                  Section 4.03 [****] in Lieu of Termination.
Notwithstanding anything in this Agreement to the contrary, should Servicer be in material breach of its duties as marketer, servicer, processor and collector with regard to the Loans, in lieu of terminating this Agreement and without regard to Servicer's indemnification obligations which otherwise apply in the circumstances, Lender may [***]. Servicer may contest [****], by requesting the Board of Directors of Lender or a duly constituted committee thereof, to reconsider and rule on the appropriateness and/or [****]. Lender and Servicer agree that any dispute arising out of a finding by such body under this Section
4.03 of this Agreement shall be resolved by binding arbitration by and under the Code of Procedure of the National Arbitration Forum in effect at the time the claim is filed. This arbitration agreement is made pursuant to a transaction involving interstate commerce. It shall be governed by the Federal Arbitration Act, 9 U.S.C. ss.ss. 1-16. Judgment upon the award may be entered by any party in any court having jurisdiction.

                  Section 4.04 Continuation of [****] Account.
On termination of this Agreement,
whether or not for cause, Lender may continue to charge the [****] Account as provided in Section 2.03 and Servicer shall remain obligated to maintain the [****] as provided in Section 2.03(c) of this Agreement. Upon satisfaction of Servicer's obligations under Section 2.03(c) and this Section 4.04, unless[****], in whole or in part, pursuant to this Agreement[****], all sums remaining on deposit in the [****] Account shall be released to Servicer.

                          Section 4.05 Effective Date.
It is the intention of Lender and Servicer that this Agreement have an effective date mutually selected by them not later than June 15, 2002 (the "Effective Date").

                        Section 4.06 Term of Agreement.
This Agreement shall have an indefinite term.

                                   Article V
                             MODIFICATION AND WAIVER

                    Section 5.01 Modification of Agreement.
Lender and Servicer may, by mutual consent evidenced in writing and signed by both parties, amend and modify this Agreement and change the rights and obligations of the parties hereunder.

            Section 5.02 Modifications of Loans and Loan Documents. Notwithstanding anything in this Agreement or the Loan Documents to the contrary, Lender may in good faith in its sole discretion, with notice as soon as practicable thereafter to Servicer: (i) release, modify or waive the liability of or any claim against any Borrower liable for the payment or performance of any of the Loans under the Loan Documents; (ii) determine when a default under the Loan Documents shall have occurred and the action to be taken as a result of such default; (iii) commence any action or proceeding with respect to the Loans or the Loan Documents; (iv) grant any waiver of a default; and (v) modify Credit Standards, credit criteria and terms, and Collection Policy and Procedures (subject to the provisions of Section 5.04).

  Section 5.03 Effective Date of Modification of Policies, Procedures and Loan
                                   Criteria.
Notwithstanding anything in this Agreement to the contrary, any modification of any policy, procedure or loan criteria which has a material adverse economic effect on Servicer shall not become effective until [***] after Servicer receives notice of such modification unless such change is consented to by Servicer or Lender agrees to reimburse Servicer for all reasonable costs incurred by Servicer in complying with such modification incurred within the [****] notice period, except that modifications which are mandated by or required as a result of any change in applicable laws or regulations (including any change in interpretation) or any lawful and reasonable actions or requests of duly authorized state and federal regulatory authorities which are required to be implemented with less than [****] notice to Servicer, either in connection with the matters contemplated by this Agreement or in connection with similar loan programs conducted by other financial institutions, licensed lenders or financial service providers, shall not be subject to the provisions of this
Section 5.03 of this Agreement.

                                   Article VI
                                  MISCELLANEOUS

          Section 6.01 Transfer and Assignment by Servicer Prohibited.
Servicer shall provide to Lender sixty (60) days' prior written notice of its intent to sell, assign or transfer its rights or obligations under this Agreement, whether voluntarily or involuntarily, to any other person. A change of control of Servicer, including, but not limited to, the purchase of a majority interest in Servicer, a merger or consolidation in which Servicer is not the surviving entity, or the like, shall be deemed by Lender to be a sale, assignment or transfer of Servicer's rights and obligations under this Agreement. Lender is authorized to make such investigation of any proposed transferee or assignee as it deems necessary and may submit the identity of such proposed transferee or assignee and any other pertinent material to the regulatory agencies having jurisdiction over it. Any written statement from such agencies that the proposed sale, assignment or transfer is unacceptable (or, if such written statement is unavailable, a certificate by an officer of Lender under the penalty of perjury setting forth the details of any oral statement to the same effect) shall entitle Lender to terminate this Agreement concurrently with the closing of such sale, assignment or transfer; a copy of any such statement or certificate shall be forthwith delivered to Servicer.

                     Section 6.02 Relationship of Parties.
Neither the execution of this Agreement, nor the agreement to pay fees for the services provided by Servicer hereunder, is intended to be, nor shall it be construed to be, the formation of an agency, partnership or joint venture between Lender and Servicer. Servicer is performing as an independent contractor when performing its duties as marketer, servicer, processor and collector of Loans pursuant to this Agreement and Lender's written Loan policies and procedures, and does not otherwise have the right or authority to act for or on behalf of or to otherwise bind Lender.

                        Section 6.03 Complete Agreement.
Concurrently with the execution hereof, Servicer and Lender have separately executed and entered into the [****] and a backup servicing letter agreement. This Agreement, the [****] and backup servicing letter agreement, including the exhibits thereto, supersede any negotiations, discussions or communications between Lender and Servicer and constitute the entire agreement of Lender and Servicer.

                             Section 6.04 Notices.
Any written notice or demand to be given under this Agreement shall be duly and properly given if delivered personally and a receipt evidencing delivery thereof is obtained, if sent by private delivery service and a receipt evidencing delivery thereof is obtained, if sent by United States certified or registered mail and a receipt evidencing delivery thereof is obtained, or if sent by confirmed facsimile transmission, to the party entitled to such notice or demand at the address set forth above, or at such other address as such party may, from time to time, specify in writing or if sent by confirmed facsimile transmission to the recipient's then current facsimile transmission number and shall be effective when actually received by such party. A copy of each notice or demand shall be sent or delivered by a means set forth above to respective counsel for the Lender and the Servicer at the following address, or at such other address as may, from time to time, be specified in writing:

        If to Counsel for Servicer:                 to Counsel for Lender:
              Hilary B. Miller, Esq.                  Keith H. Ellis, Esq.
              112 Parsonage Road                      Duane Morris LLP
              Greenwich, CT 06830-3942                1667 K Street, N.W., #700
              Fax: (203) 622-6264                     Washington, DC 20006
                                                      Fax: (202) 776-7801

                         Section 6.05 Time Calculation.
All time references contained in this Agreement shall be based upon the prevailing time calculation (e.g., Eastern Standard, Eastern Daylight) in the time zone of the United States in which Lender is located on the relevant day.

                         Section 6.06 Separate Counsel.
Although Servicer and Lender may use the same counsel when appropriate, nothing in this Agreement shall be deemed to prevent Servicer and Lender from using separate counsel. In all events the responsibility of the Servicer for the fees of counsel for the Lender shall be as set forth in Section 2.03 of this Agreement.

                          Section 6.07 Governing Law.
This Agreement and the rights and duties described herein shall be governed by, and interpreted in accordance with, the laws of the State of Delaware without regard to its law on conflicts of law.

                              Section 6.08 Waiver.
None of the undertakings, agreements, warranties, covenants or representations of either party contained in this Agreement shall be deemed to have been suspended or waived unless such suspension or waiver is by an instrument in writing signed by an officer of the party claimed to have waived and consented. Any failure by Lender at any time or times to require strict performance by the Servicer of any provision of this Agreement shall not waive, affect or diminish Lender's respective right thereafter to demand strict compliance and performance therewith.

                           Section 6.09 Severability.
Any provisions of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                             Section 6.10 Headings.
The Article and Section headings used in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. As used in this Agreement, the singular number shall include the plural and the plural shall include the singular.

                          Section 6.11 Force Majeure.
No party shall in any event be liable for any loss, damage or delay arising from any failure to perform properly its respective duties hereunder if such failure is the result of circumstances beyond that party's control, including but not limited to: fire, inclement weather, flood, earthquake or other natural disasters, war, declared or undeclared, loss of utilities, interruption of transportation, embargo, accident, explosion, equipment malfunctions, shortages of equipment, governmental orders, regulations, restrictions, or changes of law or regulations, riot, strike or other labor difficulties, errors in the United States Mail or third-party delivery or courier service. If any such event, other than changes of law or regulation precluding such loss, damage or delay shall occur, the disabled party shall use its best efforts to meet its obligations as set forth in this Agreement. Further, the disabled party shall promptly advise the other party in writing if it is unable to perform due to any of the above-stated reasons, the expected duration of such inability to perform, and of any developments (or changes therein) that appear likely to affect the ability of that party to perform any of its obligations in whole or in part.

                      Section 6.12 Bankruptcy of Servicer.
If  Servicer  shall file for relief  under  Title 11 of the United  States  Code
("Bankruptcy Code") or if an involuntary petition for relief is filed against Servicer and relief is granted, Servicer, whether as debtor or debtor-in-possession agrees that: (1) all moneys held in the Indemnity Account are subject to the Lender's duly perfected security interest and may not be used for any purpose without the consent of Lender, and Servicer agrees not to seek an order for the use of any monies held in such account under ss. 363 of the Bankruptcy Code; (2) Servicer will agree and consent to the immediate entry of an order by the applicable Court to grant Lender full and complete relief from the stay of ss. 362 of the Bankruptcy Code or similar provision, to enable Lender to enforce any and all rights or interest provided to Lender under this Agreement because Servicer hereby acknowledges and agrees that Servicer will be unable to adequately protect Lender's interest in the Indemnity Account under this Agreement in such event; and (3) Servicer acknowledges that this Agreement is not assignable or assumable by Servicer without Lender's reasonable consent, because it is an agreement to provide financial accommodations, and consents to the entry of an order upon Lender's request immediately terminating and rejecting this Agreement under ss. 365 of the Bankruptcy Code.

                        Section 6.13 Further Assurances.
Each of the parties hereto agrees to do such further acts and things and to execute and deliver such additional assignments, agreements, powers and instruments as are reasonably required to carry into effect the purposes of this Agreement or to better assure and confirm unto each other party its rights, powers and remedies hereunder.

                           Section 6.14 Counterparts.
This Agreement may be executed by the parties hereto on separate counterparts, each of which is an original but all of which together shall constitute one and the same document. A photocopy or electronic facsimile of this Agreement or any signature hereon shall be valid as an original and admissible in evidence for all purposes.

     IN WITNESS WHEREOF, Lender and Servicer, each intending to be legally bound hereby, have caused this Agreement to be executed by its duly authorized officer as of the day and year first set forth above.

SERVICER:                                LENDER:

DOLLAR FINANCIAL GROUP, INC.             COUNTY BANK


By:                                      By:
----------------------------------      ----------------------------------------
  Donald F. Gayhardt, President            Harold L. Slatcher, President

                                  SCHEDULE 2.03

                    REIMBURSABLE OPERATING EXPENSES OF LENDER


1.       [****]

2.       [****]

3.       [****]

4.       [****]

5.       [****]

6.       [****]





THIS DOCUMENT HAS BEEN REDACTED IN ACCORDANCE WITH A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.


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